CONSOLIDATED BALANCE SHEET (Parenthetical) - USD ($) $ in Thousands	Jun. 30, 2021	Jun. 30, 2020
ASSETS
Investment securities available-for-sale, amortized cost	$ 150,886	$ 148,271
Investment securities held-to-maturity, fair value	15,592	3,622
Mortgage-backed securities held-to-maturity, fair value	82,659	96,649
Net loans receivable, allowance for loan losses	$ 565	$ 618
STOCKHOLDERS' EQUITY
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, no par value per share	$ 0.00	$ 0.00
Preferred stock, shares outstanding	0	0
Common stock, shares authorized	10,000,000	10,000,000
Common stock, par value per share	$ 0.01	$ 0.01
Common stock, shares issued	3,805,636	3,805,636
Treasury stock, shares at cost	1,921,522	1,898,932